 1. DATE ISSUED               |2. CFDA No.                 |
                              |                            |
           09/30/97           |           93.856           |                 DEPARTMENT OF HEALTH AND HUMAN SERVICES
-----------------------------------------------------------|                          PUBLIC HEALTH SERVICE
                                                           |
 3. SUPERSEDES AWARD NOTICE dated ______________________   |                     NATIONAL INSTITUTES OF HEALTH
    except that any additions or restrictions previously   |
    imposed remain in effect unless specifically rescinded.|    NATIONAL INSTITUTE OF ALLERGY AND INFECTIOUS DISEASES EXTRAMURAL
-----------------------------------------------------------|
 4. GRANT NO.                     | 5. ADMINISTRATIVE CODES|                          NOTICE OF GRANT AWARD
                                  |                        |
    1 R44 AI41939-01              |    M37                 |                 AUTHORIZATION (Legislation/Regulation)
                                  |                        |
-----------------------------------------------------------|                  42 USC 241 42 CFR PART 52 15 USC 638
 6. GRANT PERIOD  Mo./Day/Yr. |                Mo./Day/Yr. |                 SMALL BUSINESS INNOVATION RESEARCH PROG
    From           09/30/97   | Through         03/31/98   |
-----------------------------------------------------------|
 7. BUDGET PERIOD Mo./Day/Yr. |                Mo./Day/Yr. |
    From           09/30/97   | Through         03/31/98   |
------------------------------------------------------------------------------------------------------------------------------------
 8. TITLE OF PROJECT (OR PROGRAM) (Limit to 56 spaces)

    RAPID OIA FOR DETECTION OF CHLAMYDIA AND GONORRHEA                                                      ZRG5 VR (1)
------------------------------------------------------------------------------------------------------------------------------------
 9. GRANTEE NAME AND ADDRESS                                                    |10. DIRECTOR OF PROJECT (PROGRAM DIRECTOR/PRINCIPAL
                                                                                |    INVESTIGATOR) (LAST NAME FIRST AND ADDRESS)
                                                                                |
    a. BIOSTAR INC                                                              |    MAYNARD, JAMES E                        BS
    b. 6655 LOOKOUT ROAD                                                        |    BIOSTAR INC
    c.                                                                          |    6655 LOOKOUT ROAD
    d. BOULDER                     e. CO    f. 80301                            |    BOULDER, CO  80301
                                                                                |
                                                                                |
------------------------------------------------------------------------------------------------------------------------------------
11. APPROVED BUDGET (Excludes PHS Direct Assistance)       |12. AWARD COMPUTATION FOR FINANCIAL ASSISTANCE
-----------------------------------------------------------|------------------------------------------------------------------------
    I    PHS Grant Funds Only               [ I ]          |    a. Amount of PHS Financial Assistance (from Item 11.u.)..$   100,000
                                                           |
    II   Total project costs including grant funds and     |    b. Less Unobligated Balance From Prior Budget Periods....$         0
         all other financial participation                 |
                                                           |    c. Less Cumulative Prior Award(s) This Budget Period.....$         0
           (Select one and place NUMERAL in box.)          |                                                           -------------
-----------------------------------------------------------|    d. AMOUNT OF FINANCIAL ASSISTANCE THIS ACTION..........| $   100,000
    a.   Salaries and Wages...........$      32,999        |------------------------------------------------------------------------
                                                           |13. RECOMMENDED FUTURE SUPPORT (SUBJECT TO THE AVAILABILITY OF FUNDS AND
    b.   Fringe Benefits..............        5,940        |    SATISFACTORY PROGRESS OF THE PROJECT.)
                                                           |------------------------------------------------------------------------
    c.       Total Personnel Costs....$      38,939        | YEAR | TOTAL DIRECT COSTS/STIPENDS | YEAR | TOTAL DIRECT COSTS/STIPENDS
                                                           |------|-----------------------------|------|----------------------------
    d.   Consultant Costs.............$                    |a.    |                             |d.    |
                                                           |      |                             |      |
    e.   Equipment....................$                    |b.    |                             |e.    |
                                                           |      |                             |      |
    f.   Supplies.....................$       6,000        |c.    |                             |f.    |
                                                           |------------------------------------------------------------------------
    g.   Travel.......................$       2,000        |14. APPROVED DIRECT ASSISTANCE BUDGET (IN LIEU OF CASH)
                                                           |
    h.   Patient Care - Inpatient.....$                    |    a. Amount of PHS Direct Assistance.......................$
                                                           |
    i.   Patient Care - Outpatient....$                    |    b. Less Unobligated Balance From Prior Budget Periods....$
                                                           |
    j.   Alterations and Renovations..$                    |    c. Less Cumulative Prior Award(s) This Budget Period.....$
                                                           |                                                           -------------
    k.   Other........................$      11,700        |    d. AMOUNT OF DIRECT ASSISTANCE THIS ACTION.............| $
                                                           |------------------------------------------------------------------------
    l.   Consortium/Contractual Costs.$                    |15. PROGRAM INCOME SUBJECT TO 45 CFR PART 74.24 OR 45 CFR
                                                           |    92.25, SHALL BE USED IN ACCORD WITH ONE OF THE FOLLOWING
    m.   Trainee Related Expenses.....$                    |    ALTERNATIVES (Select One and Place LETTER in box.)
                                                           |
    n.   Trainee Supplies.............$                    |    a. DEDUCTION
                                                           |
    o.   Trainee Tuition and Fees.....$                    |    b. ADDITIONAL COSTS
                                                           |
    p.   Trainee Travel...............$                    |    c. MATCHING                                            [ B ]
                                                           |
                                    -----------------------|    d. OTHER RESEARCH (Add/Deduct Option)
                                    |                      |
    q.       TOTAL DIRECT COSTS.....| $      58,639        |    e. OTHER (See REMARKS)
------------------------------------|-----------------------------------------------------------------------------------------------
    r.   INDIRECT COSTS             |                      |16. THIS AWARD IS BASED ON AN APPLICATION SUBMITTED TO, AND AS APPROVED
           (Rate   % of S&W/TADC)...| $      41,361        |    BY, THE PHS ON THE ABOVE TITLED PROJECT AND IS SUBJECT TO THE TERMS
------------------------------------|----------------------|    AND CONDITIONS INCORPORATED EITHER DIRECTLY OR BY REFERENCE IN THE
                                    |                      |    FOLLOWING:
    s.   TOTAL APPROVED BUDGET......| $     100,000        |    a. The grant program legislation cited above.
------------------------------------|----------------------|    b. The grant program regulation cited above.
                                    |                      |    c. This award notice including terms and conditions, if any, noted
    t.   SBIR Fee...................| $           0        |       below under REMARKS.
-----------------------------------------------------------|    d. PHS Grants Policy Statement including addenda in effect as of the
                                                           |       beginning date of the budget period.
    u.   Federal Share................$     100,000        |    e. 45 CFR Part 74 or 45 CFR Part 92 as applicable.
                                                           |       IN THE EVENT THERE ARE CONFLICTING OR OTHERWISE INCONSISTENT
    v.   Non-Federal Share............$                    |       POLICIES APPLICABLE TO THE GRANT, THE ABOVE ORDER OF PRECEDENCE
                                                           |       SHALL PREVAIL. ACCEPTANCE OF THE GRANT TERMS AND CONDITIONS IS
                                                           |       ACKNOWLEDGED BY THE GRANTEE WHEN FUNDS ARE DRAWN OR OTHERWISE
                                                           |       OBTAINED FROM THE GRANT PAYMENT SYSTEM.
------------------------------------------------------------------------------------------------------------------------------------
    REMARKS: (Other Terms and Conditions Attached - [X] Yes     [ ] No)




    TS GRANT IS EXCLUDED FROM EXPANDED AUTHORITIES.
------------------------------------------------------------------------------------------------------------------------------------
    TS GRANTS MANAGEMENT OFFICER: (Signature)               (Name-Typed/Print)                                      (Title)

    /s/ Victoria C. Putprush                                VICTORIA PUTPRUSH, GMO, GMB, DEA, NIAID
------------------------------------------------------------------------------------------------------------------------------------
17. CBJ CLASS                              |18. CRS - EIN                              |19. LIST NO:
                   41.4A                   |                1841200265A1               |
------------------------------------------------------------------------------------------------------------------------------------
         FY-CAN          |       DOCUMENT NO.       |   ADMINISTRATIVE CODE    |  AMT. ACTION FIN. ASST.  | AMT. ACTION DIR. ASST.
                         |                          |                          |                          |
20. a.  97 8425744       | b. R4AI41939A            | c.                       | d.                       | e.
                         |                          |                          |                          |
21. a.                   | b.                       | c.                       | d.                       | e.
                         |                          |                          |                          |
22. a.                   | b.                       | c.                       | d.                       | e.
------------------------------------------------------------------------------------------------------------------------------------
PHS-5152-5 (Rev. 3/96) 970925 1417           (Note: See reverse for payment information.)                     PMF

                                1 R44 AI 41939-01

                                 TERMS OF AWARD

The terms and conditions include the requirements of the Omnibus Consolidated FY 1997 Appropriations Act (P.L. 104-208) as explained in the NIH Guide for Grants and Contracts, Volume 26, Number 4, February 7, 1997.

"NOTICE: Under governing regulations, Federal funds administered by the Department of Health and Human Services shall not be expended for and individuals shall not be enrolled in research involving human subjects, without prior approval by the Office for Protection from Research Risks of an assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all performance sites without OPRR-Approved assurances, whether domestic or foreign."

Funding of the SBIR Phase II is subject to determination that the Phase I goals were achieved: an updated and verification of the commitment and Product Development Plan appendices to the Phase II application: the project's potential for meeting the mission of the awarding component and for commercial success; and the availability of Federal Funds.

Therefore, to help NIAID make a determination on Phase II funding for this project, we need you to submit by February 15, 1998, the Phase I progress report and an update of the Commitment and Product Development Plans to:

         Sharie Bernard
         Grants Management Specialist
         NIH/NIAID/DEA/GMB
         Solar Building, Room 4C40
         6003 Executive Boulevard - MSC 7610
         Bethesda, MD  20892-7610

General program income that may be generated from this grant is to be treated under the additional cost alternative.

The total costs (direct, indirect, and fixed fee) for Phase I of this SBIR may not exceed $100,000.

PAYMENT INFORMATION: The awardee organization will receive information and forms from the Payment Management System of the Department of Health and Human Services regarding requests for cash, manners of payment, and associated reporting requirements. Payment may be made on a cost-reimbursement or advance basis. Cost reimbursements may be requested monthly, quarterly, or at other periodic intervals. Advance payments may be requested on a monthly basis only. The telephone number for the Payment Management System Office is (301) 443-1660.



                                    1.

                            TERMS OF AWARD continued


Normally, the awardee organization retains the principal worldwide patent rights to any invention developed with United States government support. Under Title 37 Code of Federal Regulations Part 401, the Government receives a royalty-free license for its use, reserves the right to require the patent holder to license others in certain circumstances, and requires that anyone exclusively licensed to sell the invention in the United States must normally manufacture it substantially in the United States. To the extent authorized by Title 35 United States Code Section 205, the Government will not make public any information disclosing a Government-supported invention for a 4-year period to allow the awardee organization a reasonable time to file a patent application, nor will the Government release any information that is part of that application.

When purchasing equipment or products under this SBIR award, the grantee shall use only American-made items whenever possible.



If you have a question on the award calculation or the terms and conditions of the award, your grants management contact should be Pat Felner at (301) 496-7075.

          Grants Management Contact:             Program Official Contact:
                      Sharie Bernard             Penelope J. Hitchcock, D.V.M.
                      (301) 402-5540             (301) 402-0443

================================================================================
                             NIAID GRANTS MANAGEMENT
                                  FUNDING PLAN

                                                                    Prepared by:
         GRANT NUMBER:  I R44 AI 41939-01                             PAT FELNER
                 P.I.:  MAYNARD, JAMES E
          INSTITUTION:  BIOSTAR INC

                                                 YEAR 1
========================================================
Salaries                                         32,999
Fringe Benefits                                   5,940
--------------------------------------------------------
PERSONNEL                                        38,939
CONSULTANTS                                           0
EQUIPMENT                                             0
SUPPLIES                                          6,000
TRAVEL, D.                                        2,000
TRAVEL, F.                                            0
INPATIENT                                             0
OUTPATIENT                                            0
ALTERATIONS                                           0
THIRD PARTY                                           0
OTHER                                            11,700
--------------------------------------------------------
TOTAL DIRECT COSTS                               58,639
TOTAL INDIRECT COSTS                                  0
--------------------------------------------------------
TOTAL COSTS                                      58,639

            INDIRECT COST CALCULATION

TOTAL BASE                                       58,639
--------------------------------------------------------
         BASE 1                                       0
         RATE 1                                   0.00%
SUBTOTAL                                              0
-------------------------------------------------------



                                       1.

The Small Business Innovative Research (SBIR) and Small Business Technology Transfer (STTR) programs have successfully achieved many of the goals of the Bayh-Dole Act by promoting the utilization of inventions arising from Federally supported research, bringing these products to market and encouraging maximum participation of small business firms. Recently, however, concern has been expressed that many of the inventions made with SBIR/STTR funding have not been reported to National Institutes of Health (NIH) in compliance with the Bayh-Dole Act. This attachment is a reminder to award recipients of their invention reporting responsibilities to NIH.

The Bayh-Dole Act is implemented by the patent rights clause. This clause is a part of the SBIR and STTR funding agreement and its full text can be found in Appendix 9 of the PHS Grants Policy Statement. Under the Act principal worldwide patent rights to an invention supported in whole or in part with Federal funds (called a "subject invention") may be retained by the grantee. However, the grantee must promptly report to the Government all subject inventions made under the grant. Subject inventions made under NIH grants should be reported to:

         Sue Ohata, Director
         Division of Extramural Inventions and Technology Resources Office of Policy for Extramural Research Administration (OPERA) National Institutes of Health
         6701 Rockledge Drive, MSC 7750
         Bethesda, MD  20892-7750

These subject inventions include not only new inventions made during the SBIR or STTR grant, but also inventions on which a patent application may have been previously filed, but which have been first actually reduced to practice under the SBIR or STTR grant. When the grantee retains title to a subject invention, the Federal Government has a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject invention throughout the world. A model confirmatory license is enclosed that should be submitted to the NIH. Once received, the NIH sends the license to the U.S. Office of Public Record for recording.

There are several other actions that the patent rights clause requires grantees to take in order to protect the Government's interests. Grant recipients are required to send to OPERA, at the address listed above, an invention disclosure sufficiently complete in technical detail two months after an invention is made. In addition, at the time of filing a patent application, the grantee agrees to include within the specification of any U.S. patent application or patent issued, the following statement, "This invention was made with government support under (grant/contract number) awarded by (institute, agency). The Government has certain rights in the invention." NIH requires that a copy of the page of the patent application containing this Federal support clause be sent to OPERA. Finally, if the grantee or contractor does not elect to retain title to the invention or decides not to continue the prosecution of the patent application, pay maintenance fees, or defend a reexamination or opposition proceeding on the patent, the Government must be notified within the time limits specified in the patent rights clause in the event that it may decide to take title. The enclosed summary of grantee invention responsibilities provides information on the time limits placed by law and identifies specific invention reporting actions that must be taken.


                                       1.

For additional information, please contact Sue Ohata, Director, Division of Extramural Inventions and Technology Resources, at (301) 435-1986.

                     LICENSE TO THE UNITED STATES GOVERNMENT

Invention Title:

Inventor(s):

Patent or Application Serial No.

U.S. Filing/Issue Date:

Grant/Contract Identification Number(s):

Foreign Applications filed/intended in (countries):


The invention identified above is a Subject Invention under 35 U.S.C. 200, et seq., and the Standard Patent Rights clause at 37 CFR 401.14 or FAR 52.227-11, which are included among the terms of the above-identified grant/contract award from the Public Health Service/National Institutes of Health. This document is confirmatory of:

         I. The nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the invention described in any patent application and in any and all divisions, continuations, and continuations in part, and in any and all patents and re-issues granted thereon throughout the world; and

         II. All other rights acquired by the Government by reason of the above identified grant/contract award and the laws and regulations which are applicable to the award.

The Government is hereby granted an irrevocable power to inspect and make copies of the above-identified patent application.

Signed this __________ day of _______________ 199___.


By:
   ------------------------------------------------
      (Grantee/Contractor Official and Title)

For:
    -----------------------------------------------
         (Organization)

At:
   ------------------------------------------------
         (Business Address)

                GRANTEE RESPONSIBILITIES FOR INVENTION REPORTING

--------------------------------------------------------------------------------
ACTION                                           WHEN
--------------------------------------------------------------------------------

EMPLOYEE AGREEMENT TO DISCLOSE ALL INVENTIONS:   Upon acceptance of NIH funding.
Require written agreement with all employees,
except clerical and nontechnical, to promptly
disclose inventions. Institution must identify
grantee institution personnel to whom
disclosures must be made.
--------------------------------------------------------------------------------
INVENTION DISCLOSURE:  A hard copy of the        Within 2 MONTHS of inventor's
invention disclosure that is complete in         initial report to the
technical detail must be sent to NIH. It         organization
should identify inventor(s), NIH grant or
contract number(s), any date of public
disclosure.
--------------------------------------------------------------------------------
ELECTION OF TITLE TO INVENTION:  Must be         Within 2 YEARS of disclosure to
given in writing to NIH or sent                  NIH.  For inventions disclosed
electronically to Edison.                        to the public, notify NIH 60
                                                 days prior to the statutory bar
                                                 date which is usually one year
                                                 after the date of publication,
                                                 on sale, or public use.
                                                 Publications include abstracts
                                                 and posters.
--------------------------------------------------------------------------------
NONELECTION OF TITLE TO INVENTION:  Must be      For inventions not disclosed to
given to NIH in writing or sent electronically   the public, notify NIH 60 DAYS
to Edison. In the event that the inventor(s)     prior to the end of the 2 year
would like to obtain title, justification        disclosure period.
should be provided on their ability to
commercialize the invention.

--------------------------------------------------------------------------------
PATENT APPLICATION:  Provide NIH with a hard     Within ONE YEAR of election of
copy of the 1) confirmatory license to the       title or publication, whichever
government and 2) page of the patent             is earlier.
application that contains the Federal support
clause, "This invention was made with
government support under (grant/contract
number) awarded by (agency). The
government has certain rights in the
invention." Upon request, provide the entire
patent application. The confirmatory license
must include the patent application number.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ACTION                                            WHEN
--------------------------------------------------------------------------------
ISSUED PATENT:  Provide NIH with patent           At time of issuance of patent.
number and issue date in writing or
electronically.  Upon request, provide
NIH with the issued patent.
--------------------------------------------------------------------------------
REQUEST FOR EXTENSION OF TIME:  Make              Prior to deadline for election
request in writing or electronically              of title or patent
for extension of time to report filing.
election or filing.
--------------------------------------------------------------------------------
DISCONTINUATION OF PATENT APPLICATION,            No less than 30 DAYS of the
PAYMENT OF MAINTENANCE FEES, OR DEFENSE           response period required by
IN A REEXAMINATION OR OPPOSITION PROCEEDING       the relevant patent office.
ON A PATENT:  Must notify NIH in
writing or electronically.
--------------------------------------------------------------------------------
ANNUAL UTILIZATION REPORT: Required for all       Every year subsequent to
inventions where patent applications have         filing a patent application or
been filed or where it has been licensed as       licensing invention as a
a biological material, but not patented.          biological material.
Includes status of development, date of first
commercial sale or use and gross royalties.
Must be reported electronically.
--------------------------------------------------------------------------------
FINAL INVENTION STATEMENT AND CERTIFICATION       Within 90 days after
(FORM HHS 568): List all inventions made under    termination of the grant.
the grant or indicate that there were none.
--------------------------------------------------------------------------------

NIAID GRANT AWARD INFORMATION SHEET

Dear Award Recipient:

You have been awarded support for your research project by the National Institute of Allergy and Infectious Diseases (NIAID). Your notification of award is attached. The notification consists of two parts: 1) the Notice of Grant Award which provides the fiscal award by direct and indirect costs and 2) the Terms of Award which provides detailed information (including restrictions) to facilitate the proper execution of the award.

If you need any assistance from the NIAID, please contact either your grants management specialist or the individual listed as the responsible program official on the Terms of Award. Their areas of expertise are as follows:

         GRANTS MANAGEMENT SPECIALIST: The NIAID representative responsible for all business management matters associated with the negotiation, award, and administration of the project and the interpretation of grant policy provisions.

         PROGRAM OFFICIAL: The NIAID official who is responsible for the technical, scientific or programmatic aspects of a grant. This individual deals with grantee staff to assure programmatic progress and works closely with grants management staff in the overall administration of this award.

AWARD INFORMATION:

The funding level for this award is based on an NIAID assessment of the amount required to achieve the goals and objectives of the project, within the total funds available for research project grants allocated to the NIAID. Particular weight is given to those applications requesting support in programmatic areas of special interest to the NIAID, the Congress, and other interested organizations. In addition, an analysis of the specific costs requested in the budget was performed to ensure that the costs are reasonable and allowable.

PRIOR APPROVAL REQUESTS:

Please note that PHS policy requires that all requests needing the prior approval of the NIAID, must be submitted in writing to the grants management specialist. A copy of the letter should also be provided to the program official. To expedite the review of the request, the grant number should be referenced (e.g., 1 R01 AI 12345-01), and must be signed by both the principal investigator and the authorized grantee business official.

FUTURE CONTINUATION AWARDS:

Prior to making an award in response to any future non-competing or competing application all required documentation and certifications must be received and accepted by the Grants Management Branch. If the required information is not received prior to the requested budget start date, that date will be changed to reflect the time period necessary to implement the award after receipt of the documentation. If the documentation is significantly overdue, not only will the budget period be adjusted, but the level of support may be prorated



                                                       /s/ Mary C. Kirker
                                                       Mary C. Kirker
                                                       Grants Management Officer